EXHIBIT 1

                             JOINT FILING AGREEMENT

      Each of the undersigned hereby agrees to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.01 per share, of Century Aluminum Company. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement, this 21st day of May, 2004.


                                         Glencore AG

                                         By: /s/ Eberhard Knoechel
                                             --------------------------------
                                             Name:  Eberhard Knoechel
                                             Title: Director

                                         By: /s/ Andrew Bentley
                                             --------------------------------
                                             Name:  Andrew Bentley
                                             Title: Officer


                                         Glencore International AG

                                         By: /s/ Zbynek E. Zak
                                             --------------------------------
                                             Name:  Zbynek E. Zak
                                             Title: Director

                                         By: /s/ Ivan Glasenberg
                                             --------------------------------
                                             Name:  Ivan Glasenberg
                                             Title: Director


                                         Glencore Holding AG

                                         By: /s/ Willy R. Strothotte
                                             --------------------------------
                                             Name:  Willy R. Strothotte
                                             Title: Director

                                         By: /s/ Ivan Glasenberg
                                             --------------------------------
                                             Name:  Ivan Glasenberg
                                             Title: Director